UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2023
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Abacus Life, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39403 (Commission File Number)	85-1210472 (I.R.S. Employer Identification Number)
2101 Park Center Drive, Suite 170
Orlando, Florida 32835
(800) 561-4148
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)
__________________
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ABL	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	ABLLW	The NASDAQ Stock Market LLC
Abacus Life, Inc. 9.875% Fixed Rate Senior Notes due 2028	ABLLL	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01. Entry into a Material Definitive Agreement.

On December 28, 2023, Abacus Life, Inc. (the “Company”) entered into the following agreements, each dated as of December 20, 2023:
•Amendment No. 1 to the Sponsor Support Agreement, dated August 30, 2022, by and among the Company, Longevity Market Assets, LLC (“LMA”), Abacus Settlements, LLC (“Abacus Settlements”) and East Sponsor, LLC (“East”), originally filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K (the “Form 8-K”) filed with the Securities Exchange Commission on August 30, 2022 (the “Sponsor Support Agreement Amendment”);

•Amendment No. 1 to the Company Support Agreement, dated August 30, 2022, by and among the Company, LMA, Abacus Settlements, T. Sean McNealy, K. Scott Kirby, Matthew A. Ganovsky and Jay Jackson, originally filed as Exhibit 10.2 to the Form 8-K (the “Company Support Agreement Amendment”); and

•Letter Agreement among the Company, East and Lifebridge Holdings, LLC (the “Private Warrant Standstill Agreement”).

The Sponsor Support Agreement and the Company Support Agreement reflect the original intent of the parties thereto that the lock up relating to 15% of the Company’s common stock, par value $0.0001 per share (“Common Stock”) held by the parties shall expire on the 12-month anniversary of the closing date of the Company’s business combination, which would fall on June 30, 2024. The remaining 85% of the Company’s Common Stock held by the parties will remain subject to the lock up through the 24-month anniversary of the closing of the Company’s business combination, which would fall on June 30, 2025.

The Private Warrant Standstill Agreement restricts East and Lifebridge Holdings, LLC (i) from exercising certain Company warrants held by them during the term of the Company’s stock repurchase program announced on December 11, 2023 and (ii) from transferring such warrants without the consent of the Company.

The foregoing descriptions of the Sponsor Support Amendment, the Company Support Amendment and the Private Warrant Standstill Agreement are not complete and are qualified in their entirety by reference to the complete text of each agreement, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
10.1	Amendment No. 1 to the Sponsor Support Agreement, dated as of December 20, 2023, by and among Abacus Life, Inc., Longevity Market Assets, LLC, Abacus Settlements, LLC and East Sponsor, LLC
10.2	Amendment No. 1 to the Company Support Agreement, dated as of December 20, 2023, by and among Abacus Life, Inc., Longevity Market Assets, LLC, Abacus Settlements, LLC, T. Sean McNealy, K. Scott Kirby, Matthew A
10.3	Letter Agreement, dated as of December 20, 2023, among the Company, East Sponsor, LLC and Lifebridge Holdings, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Abacus Life, Inc.

Date: December 28, 2023	By:	/s/ Jay Jackson
	Name:	Jay Jackson
	Title:	Chief Executive Officer